UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): Sept. 27, 2011

LUCKY BOY SILVER CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-146675	27-3787574
(State or Jurisdiction)	(Commission File Number)	(IRS Employer ID Number)

7230 Indian Creek Ln., Ste 201, Las Vegas, NV 89149
(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code:  (702) 839-4029

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

On September 27, 2011, the registrant became DTC eligible.

Exhibits

      No.   Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCKY BOY SILVER CORP.

Per:

/s/ Ken Liebscher

Ken Liebscher
President, Chief Executive Officer, and Director
Oct. 3, 2011

EXHIBIT INDEX

      No.   Exhibits

      None